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                                                                     Exhibit (8)



















                               CUSTODIAN CONTRACT
                                     Between
                         CIGNA INSTITUTIONAL FUNDS GROUP
                                       and
                       STATE STREET BANK AND TRUST COMPANY




























21E691
WP1893C



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                                TABLE OF CONTENTS
                                -----------------
                                                                            Page
                                                                            ----

1.      Employment of Custodian and Property to be Held by It..................1
        1.1          Qualification of Custodian................................2
        1.2          Employment of Custodian and Property to be
                     to be Held By It..........................................2

2.      Duties of the Custodian with Respect to Property of the
        Portfolios Held by the Custodian in the United States..................3
        2.1          Holding Securities........................................3
        2.2          Delivery of Securities................................... 4
        2.3          Registration of Securities............................... 9
        2.4          Bank Accounts............................................10
        2.5          Availability of Federal Funds............................11
        2.6          Collection of Income.....................................11
        2.7          Payment of Trust Monies..................................12
        2.8          Liability for Payment in Advance of
                     Receipt of Securities Purchased..........................15
        2.9          Appointment of Agents....................................15
        2.10         Deposit of Trust Assets in Securities System.............16
        2.10A        Trust Assets Held in the Custodian's Direct
                     Paper System.............................................19
        2.11         Segregated Account.......................................21
        2.12         Ownership Certificates for Tax Purposes..................22
        2.13         Proxies..................................................22
        2.14         Communications Relating to Portfolio
                     Securities...............................................23

3.      Duties of the Custodian with Respect to Property of
        the Portfolios Held Outside of the United States......................23

        3.1          Appointment of Foreign Sub-Custodians....................23
        3.2          Assets to be Held........................................24
        3.3          Foreign Securities Depositories..........................24
        3.4          Segregation of Securities................................25
        3.5          Agreements with Foreign Banking Institutions.............25
        3.6          Access of Independent Accountants of the Trust...........27
        3.7          Reports by Custodian.....................................27
        3.8          Transactions in Foreign Custody Account..................27
        3.9          Liability of Foreign Sub-Custodians......................28
        3.10         Liability of Custodian...................................29
        3.11         Monitoring Responsibilities..............................30
        3.12         Branches of U.S. Banks...................................31
        3.13         Tax Law..................................................31

4.      Payments for Sales or Repurchase or Redemptions
        of Shares of the Portfolios...........................................32

5.      Proper Instructions...................................................33

6.      Actions Permitted Without Express Authority...........................34

7.      Evidence of Authority.................................................34


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8.      Duties of Custodian With Respect to the Books of Account
        and Calculation of Net Asset Value and Net
        Income................................................................35

9.      Records...............................................................35

10.     Opinion of Trust's Independent Accountants............................36

11.     Reports to Trust by Independent Public Accountants....................37

12.     Compensation of Custodian.............................................37

13.     Responsibility of Custodian...........................................37

14.     Effective Period, Termination and Amendment...........................40

15.     Successor Custodian...................................................41

16.     Interpretive and Additional Provisions................................43

17.     Additional Portfolios.................................................43

18.     Massachusetts Law to Apply............................................44

19.     Prior Contracts.......................................................44

20.     Trust Liability.......................................................44






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                               CUSTODIAN CONTRACT
                               ------------------


               This Contract between CIGNA Institutional Funds Group, a business trust organized and existing under the laws of Massachusetts, having its principal place of business at One Financial Plaza, Springfield, Massachusetts

01103 hereinafter called the "Trust", and State Street Bank and Trust Company, a

Massachusetts trust company, having its principal place of business at 225

Franklin Street, Boston, Massachusetts, 02110, hereinafter called the

"Custodian",

                                   WITNESSETH:

               WHEREAS, the Trust is authorized to issue shares in separate series, with each such series representing interests in a separate portfolio of securities and other assets; and

               WHEREAS, the Trust intends to initially offer shares in one series, the CIGNA International Stock Fund (such series together with all other series subsequently established by the Trust and made subject to this Contract in accordance with paragraph 17, being herein referred to as the "Portfolios");

               NOW THEREFORE, in consideration of the mutual covenants and agreements hereinafter contained, the parties hereto agree as follows:
1.             Employment of Custodian and Property to be Held by It
               -----------------------------------------------------

1.1            Qualification of Custodian.  The Custodian represents that it
               --------------------------
               has aggregate capital, surplus and undivided profits of not less than $500,000 and is otherwise qualified to serve as a custodian in accordance with


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               applicable provisions of the Investment Company Act of 1940.

1.2            Employment of Custodian and Property to be Held by It.
               -----------------------------------------------------

               The Trust on behalf of the Portfolios hereby employs the

               Custodian as the custodian of the assets of the Portfolios of the

               Trust, including securities which the Trust, on behalf of the applicable Portfolio desires to be held in places within the

               United States ("domestic securities") and securities it desires to be held outside the United States ("foreign securities")

               pursuant to the provisions of the Declaration of Trust relating to the Trust. The Trust on behalf of the Portfolios agrees to deliver to the Custodian all securities and cash of the

               Portfolios, and all payments of income, payments of principal or capital distributions received by it with respect to all

               securities owned by the Portfolios from time to time, and the cash consideration received by it for such new or treasury shares of beneficial interest of the Trust representing interests in the

               Portfolios, ("Shares") as may be issued or sold from time to time. The Custodian shall not be responsible for any property of a Portfolio held or received by the Portfolio and not delivered to the Custodian. Upon receipt of "Proper Instructions" (within the meaning of Article 5), the Custodian shall on behalf of the applicable Portfolios from time to time employ one or more sub-custodians, located in the United States but


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               only in accordance with an applicable vote by the Board of

               Trustees of the Trust on behalf of the applicable Portfolios, and provided that the Custodian shall have no more or less

               responsibility or liability to the Trust on account of any actions or omissions of any sub-custodian so employed than any such sub-custodian has to the Custodian. Notwithstanding the foregoing, each approval by the Board of Trustees of the Fund of the employment of a particular sub-custodian shall not relieve the Custodian of its obligations to exercise reasonable care in selecting such sub-custodian. The Custodian may employ as

               sub-custodian for a Portfolio's foreign securities the foreign banking institutions and foreign securities depositories

               designated in Schedule A hereto but only in accordance with the provisions of Article 3.

2.             Duties of the Custodian with Respect to Property of the
               -------------------------------------------------------

Portfolios Held By the Custodian in the United States
-----------------------------------------------------

2. 1           Holding Securities.  The Custodian shall hold and physically segregate for the account of each Portfolio all non-cash

               property, to be held by it in the United States including all domestic securities owned by such Portfolio, other than (a)

               securities which are maintained pursuant to Section 2.10 in a clearing agency which acts as a securities depository or in a book-entry system authorized by the U.S. Department of the

               Treasury, collectively referred to herein as "Securities System"

               and (b) commercial paper of an issuer for which State


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               Street Bank and Trust Company acts as issuing and paying agent

               ("Direct Paper") which is deposited and/or maintained in the

               Direct Paper System of the Custodian pursuant to Section 2.10A.

2.2            Delivery of Securities. The Custodian shall release and deliver
               ----------------------
               domestic securities owned by a Portfolio held by the Custodian or in a Securities System account of the Custodian or in the

               Custodian's Direct Paper book entry system account ("Direct Paper

               System Account") only upon receipt of Proper Instructions from the Trust on behalf of the applicable Portfolio, which may be continuing instructions when deemed appropriate by the parties,

               and only in the following cases:

                        1)       Upon sale of such securities for the account of

                                 the Portfolio and receipt of payment therefor;

                        2)       Upon the receipt of payment in connection with

                                 any repurchase agreement related to such

                                 securities entered into by the Portfolio;

                        3)       In the case of a sale effected through a

                                 Securities System, in accordance with the

                                 provisions of Section 2.10 hereof;

                        4)       To the depository agent in connection with

                                 tender or other similar offers for securities

                                 of the Portfolio;

                        5)       To the issuer thereof or its agent when such

                                 securities are called, redeemed, retired or


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                                 otherwise become payable; provided that, in any

                                 such case, the cash or other consideration is

                                 to be delivered to the Custodian;

                        6)       To the issuer thereof, or its agent, for

                                 transfer into the name of the Portfolio or into

                                 the name of any nominee or nominees of the

                                 Custodian or into the name or nominee name of

                                 any agent appointed pursuant to Section 2.9 or

                                 into the name or nominee name of any

                                 sub-custodian appointed pursuant to Article 1;

                                 or for exchange for a different number of

                                 bonds, certificates or other evidence

                                 representing the same aggregate face amount or

                                 number of units; provided that, in any such

                                 case, the new securities are to be delivered to

                                 the Custodian;

                        7)       Upon the sale of such securities for the

                                 account of the Portfolio, to the broker or its

                                 clearing agent, against a receipt, for

                                 examination in accordance with "street

                                 delivery" custom; provided that in any such

                                 case, the Custodian shall have no

                                 responsibility or liability for any loss

                                 arising from the delivery of such securities

                                 prior to receiving payment for such securities

                                 except as may arise from the



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                                 Custodian's own negligence or willful

                                 misconduct;

                        8)       For exchange or conversion pursuant to any plan

                                 of merger, consolidation, recapitalization,

                                 reorganization or readjustment of the

                                 securities of the issuer of such securities, or

                                 pursuant to provisions for conversion contained

                                 in such securities, or pursuant to any deposit

                                 agreement; provided that, in any such case, in

                                 any such case, the new securities and cash, if

                                 any, are to be delivered to the Custodian;

                        9)       In the case of warrants, rights or similar

                                 securities, the surrender thereof in the

                                 exercise of such warrants, rights or similar

                                 securities or the surrender of interim receipts

                                 or temporary securities for definitive

                                 securities; provided that, in any such case,

                                 the new securities and cash, if any, are to be

                                 delivered to the Custodian;

                        10)      For delivery in connection with any loans of

                                 securities made by the Portfolio, but only

                                 against receipt of adequate collateral as

                                 agreed upon from time to time by the Custodian

                                 and the Trust on behalf of the Portfolio, which

                                 may be in the form of cash or obligations

                                 issued by the United States

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                                 government, its agencies or instrumentalities,

                                 except that in connection with any loans for

                                 which collateral is to be credited to the

                                 Custodian's account in the book-entry system

                                 authorized by the U.S. Department of the

                                 Treasury, the Custodian will not be held liable

                                 or responsible for the delivery of securities

                                 owned by the Portfolio prior to the receipt of

                                 such collateral;

                        11)      For delivery as security in connection with any

                                 borrowings by the Trust on behalf of the

                                 Portfolio requiring a pledge of assets by the

                                 Trust on behalf of the Portfolio, but only

                                 against receipt of amounts borrowed;

                        12)      For delivery in accordance with the provisions

                                 of any agreement among the Trust on behalf of

                                 the Portfolio, the Custodian and a

                                 broker-dealer registered under the Securities

                                 Exchange Act of 1934 (the "Exchange Act") and a

                                 member of The National Association of

                                 Securities Dealers, Inc. ("NASD"), relating to

                                 compliance with the rules of The Options

                                 Clearing Corporation and of any registered

                                 national securities exchange, or of any similar

                                 organization or organizations, regarding escrow

                                 or other arrangements in connection with

                                 transactions by a Portfolio of the Trust;

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                        13)      For delivery in accordance with the provisions

                                 of any agreement among the Trust on behalf of

                                 the Portfolio, the Custodian, and a Futures

                                 Commission Merchant registered under the

                                 Commodity Exchange Act, relating to compliance

                                 with the rules of the Commodity Futures Trading

                                 Commission and/or any Contract Market, or any

                                 similar organization or organizations,

                                 regarding account deposits in connection with

                                 transactions by the Portfolio of the Trust;

                        14)      Upon receipt of instructions from the transfer

                                 agent ("Transfer Agent") for the Trust, for

                                 delivery to such Transfer Agent or to the

                                 holders of shares in connection with

                                 distributions in kind, as may be described from

                                 time to time in the currently effective

                                 prospectus and statement of additional

                                 information of the applicable Portfolio

                                 ("Prospectus"), in satisfaction of requests by

                                 holders of Shares for repurchase or redemption;

                                 and

                        15)      For any other proper corporate purpose, but

                                 only upon receipt of, in addition to Proper

                                 Instructions from the Trust on behalf of the

                                 applicable Portfolio, a certified copy of a

                                 resolution of the Board of Trustees or of the

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                                 Executive Committee signed by an officer of the

                                 Trust and certified by the Secretary or an

                                 Assistant Secretary, specifying the securities

                                 of the Portfolio to be delivered, setting forth

                                 the purpose for which such delivery is to be

                                 made, declaring such purpose to be a proper

                                 corporate purpose, and naming the person or

                                 persons to whom delivery of such securities

                                 shall be made.

2.3          Registration of Securities. Domestic securities held by the
             --------------------------
             Custodian (other than bearer securities) shall be registered in the name of the Portfolio or in the name of any nominee of the Trust on behalf of the Portfolio or of any nominee of the Custodian which nominee shall be assigned exclusively to the Portfolio, unless the

             Trust has authorized in writing the appointment of a nominee to be used in common with other registered investment companies having the same investment adviser as the Portfolio, or in the name or nominee name of any agent appointed pursuant to Section 2.9 or in the name or nominee name of any sub-custodian appointed pursuant to

             Article 1. All securities accepted by the Custodian on behalf of the Portfolio under the terms of this Contract shall be in "street name" or other good delivery form. If, however, the Trust directs the Custodian to maintain securities in "street name", the

             Custodian shall utilize its best efforts only to timely collect income due the

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             applicable Portfolio on such securities and to notify the Trust on a best efforts basis only of relevant corporate actions including,

             without limitation, pendency of calls, maturities, tender or exchange offers.

2.4          Bank Accounts. The Custodian shall open and maintain a separate
             -------------
             bank account or accounts in the United States in the name of each

             Portfolio of the Trust, subject only to draft or order by the

             Custodian acting pursuant to the terms of this Contract, and shall hold in such account or accounts, subject to the provisions hereof,

             all cash received by it from or for the account of the Portfolio,

             other than cash maintained by the Portfolio in a bank account established and used in accordance with Rule 17f-3 under the

             Investment Company Act of 1940. Funds held by the Custodian for a

             Portfolio may be deposited by it to its credit as Custodian in the

             Banking Department of the Custodian or in such other banks or trust companies as it may in its discretion deem necessary or desirable;

             provided, however, that every such bank or trust company shall be
             --------
             qualified to act as a custodian under the Investment Company Act of

             1940 and that each such bank or trust company and the funds to be deposited with each such bank or trust company shall on behalf of each applicable Portfolio be approved by vote of a majority of the

             Board of Trustees of the Trust. Such funds shall be deposited by the Custodian in its capacity as Custodian and shall be

             withdrawable by the Custodian only in that capacity.

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2.5          Availability of Federal Funds. Upon mutual agreement between the
             -----------------------------
             Trust on behalf of each applicable Portfolio and the Custodian, the

             Custodian shall, upon the receipt of Proper Instructions from the

             Trust on behalf of a Portfolio, make federal funds available to such Portfolio as of specified times agreed upon from time to time by the Trust and the Custodian in the amount of checks received in payment for Shares of such Portfolio which are deposited into the

             Portfolio's account.

2.6          Collection of Income. Subject to the provisions of Section 2.3, the
             --------------------
             Custodian shall collect on a timely basis all income and other payments with respect to registered domestic securities held hereunder to which each Portfolio shall be entitled either by law or pursuant to custom in the securities business, and shall collect on a timely basis all income and other payments with respect to bearer domestic securities if, on the date of payment by the issuer, such securities are held by the Custodian or its agent thereof and shall credit such income, as collected, to such

             Portfolio's custodian account. Without limiting the generality of the foregoing, the Custodian shall detach and present for payment all coupons and other income items requiring presentation as and when they become due and shall collect interest when due on securities held hereunder. Income due each Portfolio on securities loaned pursuant to the provisions of Section 2.2 (10) shall be the

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             responsibility of the Trust; the Custodian will have no duty or responsibility in connection therewith, other than to provide the

             Trust with such information or data as may be necessary to assist the Trust in arranging for the timely delivery to the Custodian of the income to which the Portfolio is properly entitled.

2.7          Payment of Trust Monies. Upon receipt of Proper Instructions from
             -----------------------
             the Trust on behalf of the applicable Portfolio, which may be continuing instructions when deemed appropriate by the parties, the

             Custodian shall pay out monies of a Portfolio in the following cases only:

                        1)       Upon the purchase of domestic securities,

                                 options, futures contracts or options on

                                 futures contracts for the account of the

                                 Portfolio but only (a) against the delivery of

                                 such securities or evidence of title to such

                                 options, futures contracts or options on

                                 futures contracts to the Custodian (or any

                                 bank, banking firm or trust company doing

                                 business in the United States or abroad which

                                 is qualified under the Investment Company Act

                                 of 1940, as amended, to act as a custodian and

                                 has been designated by the Custodian as its

                                 agent for this purpose) registered in the name

                                 of the Portfolio or in the name of a nominee of

                                 the Custodian referred to in Section 2.3 hereof

                                 or in proper form for

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                                 transfer; (b) in the case of a purchase

                                 effected through a Securities System, in

                                 accordance with the conditions set forth in

                                 Section 2.10 hereof; (c) in the case of a

                                 purchase involving the Direct Paper System, in

                                 accordance with the conditions set forth in

                                 Section 2.10A; (d) in the case of repurchase

                                 agreements entered into between the Trust on

                                 behalf of the Portfolio and the Custodian, or

                                 another bank, or a broker-dealer which is a

                                 member of NASD, (i) against delivery of the

                                 securities either in certificate form or

                                 through an entry crediting the Custodian's

                                 account at the Federal Reserve Bank with such

                                 securities or (ii) against delivery of the

                                 receipt evidencing purchase by the Portfolio of

                                 securities owned by the Custodian along with

                                 written evidence of the agreement by the

                                 Custodian to repurchase such securities from

                                 the Portfolio or (e) for transfer to a time

                                 deposit account of the Trust in any bank,

                                 whether domestic or foreign; such transfer may

                                 be effected prior to receipt of a confirmation

                                 from a broker and/or the applicable bank

                                 pursuant to Proper Instructions from the Trust

                                 as defined in Article 5;



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                        2)       In connection with conversion, exchange or

                                 surrender of securities owned by the Portfolio

                                 as set forth in Section 2.2 hereof;

                        3)       For the redemption or repurchase of Shares

                                 issued by the Portfolio as set forth in Article

                                 4 hereof;

                        4)       For the payment of any expense or liability

                                 incurred by the Portfolio, including but not

                                 limited to the following payments for the

                                 account of the Portfolio: interest, taxes,

                                 management, accounting, transfer agent and

                                 legal fees, and operating expenses of the Trust

                                 whether or not such expenses are to be in whole

                                 or part capitalized or treated as deferred

                                 expenses;

                        5)       For the payment of any dividends on Shares of

                                 the Portfolio declared pursuant to the

                                 governing documents of the Trust;

                        6)       For payment of the amount of dividends received

                                 in respect of securities sold short;

                        7)       For any other proper purpose, but only upon

                                 receipt of, in addition to Proper Instructions

                                 from the Trust on behalf of the Portfolio, a

                                 certified copy of a resolution of the Board of

                                 Trustees or of the Executive Committee of the

                                 Trust signed by an officer of the Trust and

                                 certified by its Secretary



                                     - 14 -

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                                 or an Assistant Secretary, specifying the

                                 amount of such payment, setting forth the

                                 purpose for which such payment is to be made,

                                 declaring such purpose to be a proper purpose,

                                 and naming the person or persons to whom such

                                 payment is to be made.

2.8          Liability for Payment in Advance of Receipt of Securities
             ---------------------------------------------------------
             Purchased. Except as specifically stated otherwise in this
             ---------
             Contract, in any and every case where payment for purchase of domestic securities for the account of a Portfolio is made by the

             Custodian in advance of receipt of the securities purchased in the absence of specific written instructions from the Trust on behalf of such Portfolio to so pay in advance, the Custodian shall be absolutely liable to the Trust for such securities to the same extent as if the securities had been received by the Custodian.

2.9          Appointment of Agents. The Custodian may at any time or times in
             ---------------------
             its discretion appoint (and may at any time remove) any other bank or trust company which is itself qualified under the Investment

             Company Act of 1940, as amended, to act as a custodian, as its agent to carry out such of the provisions of this Article 2 as the

             Custodian may from time to time direct; provided, however, that the
                                                     --------
             appointment of any agent shall not relieve the Custodian of its responsibilities or liabilities hereunder.



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2.10         Deposit of Trust Assets in Securities Systems. The Custodian may
             ---------------------------------------------
             deposit and/or maintain securities owned by a Portfolio in a clearing agency registered with the Securities and Exchange

             Commission under Section 17A of the Securities Exchange Act of

             1934, which acts as a securities depository, or in the book-entry system authorized by the U.S. Department of the Treasury and certain federal agencies, collectively referred to herein as

             "Securities System" in accordance with applicable Federal Reserve

             Board and Securities and Exchange Commission rules and regulations,

             if any, and subject to the following provisions:

                        1)       The Custodian may keep securities of the

                                 Portfolio in a Securities System provided that

                                 such securities are represented in an account

                                 ("Account") of the Custodian in the Securities

                                 System which shall not include any assets of

                                 the Custodian other than assets held as a

                                 fiduciary, custodian or otherwise for

                                 customers;

                        2)       The records of the Custodian with respect to

                                 securities of the Portfolio which are

                                 maintained in a Securities System shall

                                 identify by book-entry those securities

                                 belonging to the Portfolio;

                        3)       The Custodian shall pay for securities

                                 purchased for the account of the Portfolio

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                                 upon (i) receipt of advice from the Securities

                                 System that such securities have been

                                 transferred to the Account, and (ii) the making

                                 of an entry on the records of the Custodian to

                                 reflect such payment and transfer for the

                                 account of the Portfolio. The Custodian shall

                                 transfer securities sold for the account of the

                                 Portfolio upon (i) receipt of advice from the

                                 Securities System that payment for such

                                 securities has been transferred to the Account,

                                 and (ii) the making of an entry on the records

                                 of the Custodian to reflect such transfer and

                                 payment for the account of the Portfolio.

                                 Copies of all advices from the Securities

                                 System of transfers of securities for the

                                 account of the Portfolio shall identify the

                                 Portfolio, be maintained for the Portfolio by

                                 the Custodian and be provided to the Trust at

                                 its request. Upon request, the Custodian shall

                                 furnish the Trust on behalf of the Portfolio

                                 confirmation of each transfer to or from the

                                 account of the Portfolio in the form of a

                                 written advice or notice and shall furnish to

                                 the Trust on behalf of the Portfolio copies of

                                 daily transaction sheets reflecting each day's

                                 transactions in the

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                                 Securities System for the account of the

                                 Portfolio;

                        4)       The Custodian shall provide the Trust for the

                                 Portfolio with any report obtained by the

                                 Custodian on the Securities System's accounting

                                 system, internal accounting control and

                                 procedures for safeguarding securities

                                 deposited in the Securities System;

                        5)       The Custodian shall have received from the

                                 Trust on behalf of the Portfolio the initial or

                                 annual certificate, as the case may be, or

                                 annual certificate, as the case may be,

                                 required by Article 14 hereof;

                        6)       Anything to the contrary in this Contract

                                 notwithstanding, the Custodian shall be liable

                                 to the Trust for the benefit of the Portfolio

                                 for any loss or damage to the Portfolio

                                 resulting from use of the Securities System by

                                 reason of any negligence, misfeasance or

                                 misconduct of the Custodian or any of its

                                 agents or of any of its or their employees or

                                 from failure of the Custodian or any such

                                 agents or of any of its or their employees or

                                 from failure of the Custodian or any such agent

                                 to enforce effectively such rights as it may

                                 have against the Securities System; at the

                                 election of the Trust, it shall be entitled to

                                 be subrogated to the rights of the Custodian

                                 with respect to any claim against

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                                 the Securities System or any other person which

                                 the Custodian may have as a consequence of any

                                 such loss or damage if and to the extent that

                                 the Portfolio has not been made whole for any

                                 such loss or damage.

2.10A        Trust Assets Held in the Custodian's Direct Paper System
             --------------------------------------------------------

             The Custodian may deposit and/or maintain securities owned by a

             Portfolio in the Direct Paper System of the Custodian subject to the following provisions:

                        1)       No transaction relating to securities in the

                                 Direct Paper System will be effected in the

                                 absence of Proper Instructions from the Trust

                                 on behalf of the Portfolio;

                        2)       The Custodian may keep securities of the

                                 Portfolio in the Direct Paper System only if

                                 such securities are represented in an account

                                 ("Account") of the Custodian in the Direct

                                 Paper System which shall not include any assets

                                 of the Custodian other than assets held as a

                                 fiduciary, custodian or otherwise for

                                 customers;

                        3)       The records of the Custodian with respect to

                                 securities of the Portfolio which are

                                 maintained in the Direct Paper System shall

                                 identify by book-entry those securities

                                 belonging to the Portfolio;

                        4)       The Custodian shall pay for securities

                                 purchased for the account of the Portfolio upon

                                 the making of an entry on the records of the

                                 Custodian to reflect such payment and transfer

                                 of securities to the account of the Portfolio.

                                 The Custodian shall transfer securities sold

                                 for the account of the Portfolio upon the

                                 making of an entry on the records of the

                                 Custodian to reflect such transfer and receipt

                                 of payment for the account of the Portfolio;

                        5)       The Custodian shall furnish the Trust on behalf

                                 of the Portfolio confirmation of each transfer

                                 to or from the account of the Portfolio, in the

                                 form of a written advice or notice, of Direct

                                 Paper on the next business day following such

                                 transfer and shall furnish to the Trust on

                                 behalf of the Portfolio copies of daily

                                 transaction sheets reflecting each day's

                                 transactions in the Direct Paper System for the

                                 account of the Portfolio;

                        6)       The Custodian shall provide the Trust on behalf

                                 of the Portfolio with any report on its system

                                 of internal accounting control as the Trust may

                                 reasonably request from time to time.

2.11         Segregated Account. The Custodian shall upon receipt of Proper
             ------------------
             Instructions from the Trust on behalf of each applicable Portfolio establish and maintain a segregated account or accounts for and on behalf of each such Portfolio, into which account or accounts may be transferred cash and/or securities, including securities maintained in an account by the Custodian pursuant to Section 2.10 hereof, (i) in accordance with the provisions of any agreement among the Trust on behalf of the Portfolio, the Custodian and a broker-dealer registered under the Exchange Act and a member of the

             NASD (or any futures commission merchant registered under the

             Commodity Exchange Act), relating to compliance with the rules of

             The Options Clearing Corporation and of any registered national securities exchange (or the Commodity Futures Trading Commission or any registered contract market), or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Portfolio, (ii) for purposes of

             segregating cash or government securities in connection with options purchased, sold or written by the Portfolio or commodity futures contracts or options thereon purchased or sold by the

             Portfolio, (iii) for the purposes of compliance by the Portfolio with the procedures required by Investment Company Act Release No.

             10666, or any subsequent release or releases of the Securities and

             Exchange Commission relating to the
             maintenance of segregated accounts by registered investment companies and (iv) for other proper corporate purposes, but only,
                                                                     --- ----
             in the case of clause (iv), upon receipt of, in addition to Proper

             Instructions from the Trust on behalf of the applicable Portfolio,

             a certified copy of a resolution of the Board of Trustees or of the

             Executive Committee signed by an officer of the Trust and certified by the Secretary or an Assistant Secretary, setting forth the purpose or purposes of such segregated account and declaring such purposes to be proper corporate purposes.

2.12         Ownership Certificates for Tax Purposes. The Custodian shall
             ---------------------------------------
             execute ownership and other certificates and affidavits for all federal and state tax purposes in connection with receipt of income or other payments with respect to domestic securities of each

             Portfolio held by it and in connection with transfers of

             securities.

2.13         Proxies. The Custodian shall, with respect to the domestic
             -------

             securities held hereunder, cause to be promptly executed by the registered holder of such securities, if the securities are registered otherwise than in the name of the Portfolio or a nominee of the Portfolio, all proxies, without indication of the manner in which such proxies are to be voted, and shall promptly deliver to the Portfolio such proxies, all proxy soliciting materials and all notices relating to such securities.

2.14         Communications Relating to Portfolio Securities
             -----------------------------------------------
             Subject to the provisions of Section 2.3, the Custodian shall transmit promptly to the Trust for each Portfolio all written information (including, without limitation, pendency of calls and maturities of domestic securities and expirations of rights in connection therewith and notices of exercise of call and put options written by the Trust on behalf of the Portfolio and the maturity of futures contracts purchased or sold by the Portfolio)

             received by the Custodian from issuers of the securities being held for the Portfolio. With respect to tender or exchange offers, the

             Custodian shall transmit promptly to the Portfolio all written information received by the Custodian from issuers of the

             securities whose tender or exchange is sought and from the party

             (or his agents) making the tender or exchange offer. If the

             Portfolio desires to take action with respect to any tender offer,

             exchange offer or any other similar transaction, the Portfolio shall notify the Custodian at least three business days prior to the date on which the Custodian is to take such action.

3.           Duties of the Custodian with Respect to Property of the Portfolios
             ------------------------------------------------------------------

Held Outside of the United States
---------------------------------

3.1          Appointment of Foreign Sub-Custodians
             -------------------------------------

             The Trust on behalf of each applicable Portfolio hereby authorizes and instructs the Custodian to employ as sub-custodians for the

             Portfolio's securities and other
             assets maintained outside the United States the foreign banking institutions and foreign securities depositories designated on

             Schedule A hereto ("foreign sub-custodians"). Upon receipt of

             "Proper Instructions", as defined in Section 5 of this Contract,

             together with a certified resolution of the Trust's Board of

             Trustees, the Custodian and the Trust may agree to amend Schedule A hereto from time to time to designate additional foreign banking institutions and foreign securities depositories to act as sub-custodian. Upon receipt of Proper Instructions, the Trust may instruct the Custodian to cease the employment of any one or more such sub-custodians for maintaining custody of the Portfolio's assets.

3.2          Assets to be Held. The Custodian shall limit the securities and
             -----------------
             other assets maintained in the custody of the foreign

             sub-custodians to: (a) "foreign securities", as defined in paragraph (c)(1) of Rule 17f-5 under the Investment Company Act of

             1940, and (b) cash and cash equivalents in such amounts as the

             Custodian or the Trust may determine to be reasonably necessary to effect the Portfolio's foreign securities transactions.

3.3          Foreign Securities Depositories. Except as may otherwise be agreed
             -------------------------------
             upon in writing by the Custodian and the Trust, assets of the

             Portfolios shall be maintained in foreign securities depositories only through arrangements implemented by the foreign banking institutions serving
             as sub-custodians pursuant to the terms hereof. Where possible,

             such arrangements shall include entry into agreements containing the provisions set forth in Section 3.5 hereof.

3.4          Segregation of Securities. The Custodian shall identify on its
             -------------------------
             books as belonging to each applicable Portfolio of the Trust, the foreign securities of such Portfolios held by each foreign sub-custodian. Each agreement pursuant to which the Custodian employs a foreign banking institution shall require that such institution establish a custody account for the Custodian on behalf of the Trust for each applicable Portfolio of the Trust and physically segregate in each account, securities and other assets of the Portfolios, and, in the event that such institution deposits the securities of one or more of the Portfolios in a foreign securities depository, that it shall identify on its books as belonging to the Custodian, as agent for each applicable Portfolio,

             the securities so deposited.

3.5          Agreements with Foreign Banking Institutions. Each agreement with a
             --------------------------------------------
             foreign banking institution shall be substantially in the form set forth in the Subcustodian Agreements (relating to each of the foreign banking institutions and foreign securities depositories designated in Schedule A hereto) which was provided to the Trust in connection with the initial approval of this Contract, and shall provide that: (a) each of the

             Portfolios will be adequately indemnified or their assets

             adequately insured in the event of loss; (b) the assets of each

             Portfolio will not be subject to any right, charge, security interest, lien or claim of any kind in favor of the foreign banking institution or its creditors or agent, except a claim of payment for their safe custody or administration; (c) beneficial ownership for the assets of each Portfolio will be freely transferable without the payment of money or value other than for safe custody or administration; (d) adequate records will be maintained identifying the assets as belonging to each applicable Portfolio;

             (e) officers of or auditors employed by, or other representatives of the Custodian, including to the extent permitted under

             applicable law the independent public accountants for the Trust,

             will be given access to the books and records of the foreign banking institution relating to its actions under its agreement with the Custodian or will be given access to those records or confirmation of the contents of those records; (f) the Trust will receive periodic reports with respect to the safekeeping of each

             Portfolio's assets, including, but not necessarily limited to,

             notification of any transfer to or from each Portfolio's account and (g) assets of the Portfolios held by the foreign sub-custodian will be subject only to the instructions of the Custodian or its agents.

3.6          Access of Independent Accountants of the Trust. Upon request of the
             ----------------------------------------------
             Trust, the Custodian will use its best efforts to arrange for the independent accountants of the Trust to be afforded access to the books and records of any foreign banking institution employed as a foreign sub-custodian insofar as such books and records relate to the performance of such foreign banking institution under its agreement with the Custodian.

3.7          Reports by Custodian. The Custodian will supply to the Trust from
             --------------------
             time to time, as mutually agreed upon, statements in respect of the securities and other assets of the Portfolios held by foreign sub-custodians, including but not limited to an identification of entities having possession of the Portfolios securities and other assets and advices or notifications of any transfers of securities to or from each custodial account maintained by a foreign banking institution for the Custodian on behalf of each applicable

             Portfolio indicating, as to securities acquired for a Portfolio,

             the identity of the entity having physical possession of such securities.

3.8          Transactions in Foreign Custody Account
             ---------------------------------------

             (a) Except as otherwise provided in paragraph (b) of this Section

             3.8, the provision of Sections 2.2 and 2.7 of this Contract shall apply, mutatis mutandis to the foreign securities of the Trust held outside the United States by foreign sub-custodians.

             (b) Notwithstanding any provision of this Contract to the contrary,

             settlement and payment for securities received for the account of each applicable Portfolio and delivery of securities maintained for the account of each applicable Portfolio may be effected in accordance with the customary established securities trading or securities processing practices and procedures in the jurisdiction or market in which the transaction occurs, including, without limitation, delivering securities to the purchaser thereof or to a dealer therefor (or an agent for such purchaser or dealer) against a receipt with the expectation of receiving later payment for such securities from such purchaser or dealer. (c) Securities maintained in the custody of a foreign sub-custodian may be maintained in the name of such entity's nominee to the same extent as set forth in

             Section 2.3 of this Contract, and the Trust agrees to hold any such nominee harmless from any liability as a holder of record of such securities.

3.9          Liability of Foreign Sub-Custodian. Each agreement pursuant to
             ----------------------------------
             which the Custodian employs a foreign banking institution as a foreign sub-custodian shall require the institution to exercise reasonable care in the performance of its duties and to indemnify,

             and hold harmless, the Custodian and the Trust from and against any loss, damage, cost, expense, liability or claim arising out of or in connection with the institution's
             performance of such obligations. At the election of the Trust, it shall be entitled to be subrogated to the rights of the Custodian with respect to any claims against a foreign banking institution as a consequence of any such loss, damage, cost, expense, liability or claim if and to the extent that the Trust has not been made whole for any such loss, damage, cost, expense, liability or claim.

3.10         Liability of Custodian. The Custodian shall be liable for the acts
             ----------------------
             or omissions of a foreign banking institution to the same extent as set forth with respect to sub-custodians generally in this Contract and, regardless of whether assets are maintained in the custody of a foreign banking institution, a foreign securities depository or a branch of a U.S. bank as contemplated by paragraph 3.13 hereof, the

             Custodian shall not be liable for any loss, damage, cost, expense,

             liability or claim resulting from nationalization, expropriation,

             currency restrictions, or acts of war or terrorism or any loss where the sub-custodian has otherwise exercised reasonable care.

             Notwithstanding the foregoing provisions of this paragraph 3.10, in delegating custody duties to State Street London Ltd., the

             Custodian shall not be relieved of any responsibility to the Trust for any loss due to such delegation, except such loss as may result from (a) political risk (including, but not limited to, exchange control
             restrictions, confiscation, expropriation, nationalization,

             insurrection, civil strife or armed hostilities) or (b) other losses (excluding a bankruptcy or insolvency of State Street London

             Ltd. not caused by political risk) due to Acts of God, nuclear incident or other losses under circumstances where the Custodian and State Street London Ltd. have exercised reasonable care.

3.11         Monitoring Responsibilities. The Custodian shall furnish annually
             ---------------------------
             to the Trust, during the month of June, information concerning the foreign sub-custodians employed by the Custodian. Such information shall be similar in kind and scope to that furnished to the Trust in connection with the initial approval of this Contract. In addition, the Custodian will promptly inform the Trust in the event that the Custodian learns of a material adverse change in the financial condition of a foreign sub-custodian or any material loss of the assets of a Portfolio or in the case of any foreign sub-custodian not the subject of an exemptive order from the

             Securities and Exchange Commission is notified by such foreign sub-custodian that there appears to be a substantial likelihood that its shareholders' equity will decline below $200 million (U.S.

             dollars or the equivalent thereof) or that its shareholders' equity has declined below $200 million (in each case computed in

             accordance with generally accepted U.S. accounting principles).

3.12         Branches of U.S. Banks
             ----------------------

             (a) Except as otherwise set forth in this Contract, the provisions of Article 3 hereof shall not apply where the custody of a

             Portfolio's assets are maintained in a foreign branch of a banking institution which is a "bank" as defined by Section 2(a)(5) of the

             Investment Company Act of 1940 meeting the qualification set forth in Section 26(a) of said Act. The appointment of any such branch as a sub-custodian shall be governed by paragraph 1 of this Contract.

             (b) Cash held for each Portfolio of the Trust in the United Kingdom shall be maintained in an interest bearing account established for the applicable Portfolio with the Custodian's London branch, which account shall be subject to the direction of the Custodian, State

             Street London Ltd. or both.

3.13         Tax Law
             -------

             The Custodian shall have no responsibility or liability for any obligations now or hereafter imposed on the Trust by the tax law of the United States of America or any state or political subdivision thereof. It shall be the responsibility of the Trust to notify the

             Custodian of the obligations imposed on the Trust by the tax law of jurisdictions other than those mentioned in the above sentence,

             including responsibility for withholding and other taxes,

             assessments or other governmental charges, certifications and governmental reporting. The sole
             responsibility of the Custodian with regard to such tax law shall be to use reasonable efforts to assist the Trust with respect to any claim for exemption or refund under the tax law of

             jurisdictions for which the Trust has provided such information.

4.           Payments for Sales or Repurchases or Redemptions of Shares of a
             ---------------------------------------------------------------

Portfolio
---------

             The Custodian shall receive from the distributor for the Shares or from the Transfer Agent of the Trust and deposit into the account of the appropriate Portfolio such payments as are received for Shares of that Portfolio issued or sold from time to time by the Trust. The Custodian will provide timely notification to the Trust on behalf of each such Portfolio and the Transfer

Agent of any receipt by it of payments for Shares of such Portfolio.

             From such funds as may be available for the purpose but subject to the limitations of the Declaration of Trust and any applicable votes of the

Board of Trustees of the Trust pursuant thereto, the Custodian shall, upon receipt of instructions from the Transfer Agent, make funds available for payment to holders of Shares who have delivered to the Transfer Agent a request for redemption or repurchase of their Shares. In connection with the redemption or repurchase of Shares of a Portfolio, the Custodian is authorized upon receipt of instructions from the Transfer Agent to wire funds to or through a commercial bank designated by the redeeming shareholders. In connection with the redemption or repurchase of Shares of a Portfolio, the Custodian shall honor checks drawn on the Custodian by a holder of Shares, which checks have been furnished by the Portfolio to the holder of Shares, when presented to the

Custodian in accordance with such procedures and controls as are mutually agreed upon from time to time between the Trust and the Custodian.

5.           Proper Instructions
             -------------------

             Proper Instructions as used throughout this Contract means a writing signed or initialled by one or more person or persons as the Board of

Trustees shall have from time to time authorized. Each such writing shall set forth the specific transaction or type of transaction involved, including a specific statement of the purpose for which such action is requested. Oral instructions will be considered Proper Instructions if the Custodian reasonably believes them to have been given by a person authorized to give such instructions with respect to the transaction involved. The Trust shall cause all oral instructions to be confirmed in writing. Upon receipt of a certificate of the Secretary or an Assistant Secretary as to the authorization by the Board of

Trustees of the Trust accompanied by a detailed description of procedures approved by the Board of Trustees, Proper Instructions may include communications effected directly between electro-mechanical or electronic devices provided that the Board of Trustees and the Custodian are satisfied that such procedures afford adequate safeguards for the Portfolios' assets. For purposes of this Section, Proper Instructions shall include instructions received by the Custodian pursuant to any three - party agreement which requires a segregated asset account in accordance with Section 2.11.

6.           Actions Permitted without Express Authority
             -------------------------------------------

             The Custodian may in its discretion, without express authority from the Trust on behalf of each applicable Portfolio:

             1)   make payments to itself or others for minor expenses of

handling securities or other similar items relating to its duties under this

Contract, provided that all such payments shall be accounted for to the Trust on behalf of the Portfolio;

             2)   surrender securities in temporary form for securities in

definitive form;

             3) endorse for collection, in the name of the Portfolio, checks,

drafts and other negotiable instruments; and

             4)   in general, attend to all non-discretionary details in

connection with the sale, exchange, substitution, purchase, transfer and other dealings with the securities and property of the Portfolio except as otherwise directed by the Board of Trustees of the Trust.

7.           Evidence of Authority
             ---------------------

             The Custodian shall be protected in acting upon any instructions,

notice, request, consent, certificate or other instrument or paper believed by it to be genuine and to have been properly executed by or on behalf of the

Trust. The Custodian may receive and accept a certified copy of a vote of the

Board of Trustees of the Trust as conclusive evidence (a) of the authority of any person to act in accordance with such vote or (b) of any determination or of any action by the Board of Trustees pursuant to the Declaration of Trust as described in such vote, and such
vote may be considered as in full force and effect until receipt by the Custodian of written notice to the contrary.

8.           Duties of Custodian with Respect to the Books of Account and
             ------------------------------------------------------------

Calculation of Net Asset Value and Net Income
---------------------------------------------

             The Custodian shall cooperate with and supply necessary information to the entity or entities appointed by the Board of Trustees of the Trust to keep the books of account of each Portfolio and/or compute the net asset value per share of the outstanding shares of each Portfolio or, if directed in writing to do so by the Trust on behalf of the Portfolio, shall itself keep such books of account and/or compute such net asset value per share. If so directed, the

Custodian shall also calculate daily the net income of the Portfolio as described in the Trust's currently effective prospectus related to such

Portfolio and shall advise the Trust and the Transfer Agent daily of the total amounts of such net income and, if instructed in writing by an officer of the

Trust to do so, shall advise the Transfer Agent periodically of the division of such net income among its various components. The calculations of the net asset value per share and the daily income of each Portfolio shall be made at the time or times described from time to time in the Trust's currently effective prospectus of such Portfolio.

9.           Records
             -------

             The Custodian shall with respect to each Portfolio create and maintain all records relating to its activities and obligations under this

Contract in such manner as will meet the obligations of the Trust under the

Investment Company Act of

1940, with particular attention to Section 31 thereof and Rules 3la-1 and 3la-2 thereunder, applicable federal and state tax laws and any other law or administrative rule or procedure which may be applicable to the Trust. All such records shall be the property of the Trust and shall at all times during the regular business hours of the Custodian be open for inspection by duly authorized officers, employees or agents of the Trust and employees and agents of the Securities and Exchange Commission. In case of any requests or demands for the inspection of the records of the Trust, the Custodian will endeavor to notify the Trust and to secure instructions from an authorized officer of the

Trust as to such inspection. The Custodian reserves the right, however, to exhibit the records to any person whenever it is advised in good faith by its legal counsel that it may be held liable for the failure to exhibit the records to such person. The Custodian shall, at the Trust's request, supply the Trust with a tabulation of securities owned by each Portfolio and held by the

Custodian and shall, when requested to do so by the Trust and for such compensation as shall be agreed upon between the Trust and the Custodian,

include certificate numbers in such tabulations.

10.          Opinion of Trust's Independent Accountant
             -----------------------------------------

            The Custodian shall take all reasonable action, as the Trust on behalf of each applicable Portfolio may from time to time request, to obtain from year to year favorable opinions from the Trust's independent accountants with respect to its activities hereunder in connection with the preparation of the

Trust's Form N-lA, and Form N-SAR or other annual reports to the Securities and

Exchange Commission and with respect to any other requirements of such

Commission.

11.          Reports to Trust by Independent Public Accountants
             --------------------------------------------------

             The Custodian shall provide the Trust, on behalf of each of the

Portfolios at such times as the Trust may reasonably require, with reports by independent public accountants on the accounting system, internal accounting control and procedures for safeguarding securities, futures contracts and options on futures contracts, including securities deposited and/or maintained in a Securities System, relating to the services provided by the Custodian under this Contract; such reports, shall be of sufficient scope and in sufficient detail, as may reasonably be required by the Trust to provide reasonable assurance that any material inadequacies would be disclosed by such examination,

and, if there are no such inadequacies, the reports shall so state.

12.          Compensation of Custodian
             -------------------------

             The Custodian shall be entitled to reasonable compensation for its services and expenses as Custodian, as agreed upon from time to time between the

Trust on behalf of each applicable Portfolio and the Custodian.

13.          Responsibility of Custodian
             ---------------------------

             So long as and to the extent that it is in the exercise of reasonable care, the Custodian shall not be responsible for the title, validity or genuineness of any property or evidence of title thereto received by it or delivered by it pursuant to this

Contract and shall be held harmless in acting upon any notice, request, consent,

certificate or other instrument reasonably believed by it to be genuine and to be signed by the proper party or parties, including any futures commission merchant acting pursuant to the terms of a three-party futures or options agreement. The Custodian shall be held to the exercise of reasonable care in carrying out the provisions of this Contract, but shall be kept indemnified by and shall be without liability to the Trust for any action taken or omitted by it in good faith without negligence. It shall be entitled to rely on and may act upon advice of legal counsel (who may be legal counsel for the Trust) on all matters, and shall be without liability for any action reasonably taken or omitted by it without negligence pursuant to such advice.

             The Custodian shall be liable for the acts or omissions of a foreign banking institution appointed pursuant to the provisions of Article 3 to the same extent as set forth in Article 1 hereof with respect to sub-custodians located in the United States (except as specifically provided in Article 3.10)

and, regardless of whether assets are maintained in the custody of a foreign banking institution, a foreign securities depository or a branch of a U.S. bank as contemplated by paragraph 3.11 hereof, the Custodian shall not be liable for any loss, damage, cost, expense, liability or claim resulting from, or caused by, the direction of or authorization by the Trust to maintain custody or any securities or cash of the Trust in a foreign country including, but not limited to, losses resulting from
nationalization, expropriation, currency restrictions, or acts of war or terrorism.

             If the Trust on behalf of a Portfolio requires the Custodian to take any action with respect to securities, which action involves the payment of money or which action may, in the opinion of the Custodian, result in the

Custodian or its nominee assigned to the Trust or the Portfolio being liable for the payment of money or incurring liability of some other form, the Trust on behalf of the Portfolio, as a prerequisite to requiring the Custodian to take such action, shall provide indemnity to the Custodian in an amount and form satisfactory to it.

             If the Trust requires the Custodian, its affiliates, subsidiaries or agents, to advance cash or securities for any purpose (including but not limited to securities settlements, foreign exchange contracts and assumed settlement) for the benefit of a Portfolio including the purchase or sale of foreign exchange or of contracts for foreign exchange or in the event that the

Custodian or its nominee shall incur or be assessed any taxes, charges,

expenses, assessments, claims or liabilities in connection with the performance of this Contract, except such as may arise from its or its nominee's own negligent action, negligent failure to act or willful misconduct, any property at any time held for the account of the applicable Portfolio shall be security therefor and should the Trust fail to repay the Custodian promptly, the

Custodian shall be entitled to utilize available cash and to dispose of such

Portfolio's assets to the extent necessary to obtain reimbursement.

14.          Effective Period, Termination and Amendment
             -------------------------------------------

             This Contract shall become effective as of its execution, shall continue in full force and effect until terminated as hereinafter provided, may be amended at any time by mutual agreement of the parties hereto and may be terminated by either party by an instrument in writing delivered or mailed,

postage prepaid to the other party, such termination to take effect not sooner than thirty (30) days after the date of such delivery or mailing; provided,

however that the Custodian shall not with respect to a Portfolio act under

Section 2.10 hereof in the absence of receipt of an initial certificate of the

Secretary or an Assistant Secretary that the Board of Trustees of the Trust has approved the initial use of a particular Securities System by such Portfolio and the receipt of an annual certificate of the Secretary or an Assistant Secretary that the Board of Trustees has reviewed the use by such Portfolio of such

Securities System, as required in each case by Rule 17f-4 under the Investment

Company Act of 1940, as amended and that the Custodian shall not with respect to a Portfolio act under Section 2.10A hereof in the absence of receipt of an initial certificate of the Secretary or an Assistant Secretary that the Board of

Trustees has approved the initial use of the Direct Paper System by such

Portfolio and the receipt of an annual certificate of the Secretary or an

Assistant Secretary that the Board of Trustees has reviewed the use by such

Portfolio of the Direct Paper System; provided further, however, that the Trust shall not amend or terminate this Contract in contravention of any applicable federal or state
regulations, or any provision of the Declaration of Trust, and further provided,

that the Trust on behalf of one or more of the Portfolios may at any time by action of its Board of Trustees (i) substitute another bank or trust company for the Custodian by giving notice as described above to the Custodian, or (ii)

immediately terminate this Contract in the event of the appointment of a conservator or receiver for the Custodian by the Comptroller of the Currency or

upon the happening of a like event at the direction of an appropriate regulatory agency or court of competent jurisdiction.

             Upon termination of the Contract, the Trust on behalf of each applicable Portfolio shall pay to the Custodian such compensation as may be due as of the date of such termination and shall likewise reimburse the Custodian for its costs, expenses and disbursements.

15.          Successor Custodian
             -------------------

             If a successor custodian for the Trust, of one or more of the

Portfolios shall be appointed by the Board of Trustees of the Trust, the

Custodian shall, upon termination, deliver to such successor custodian at the office of the Custodian, duly endorsed and in the form for transfer, all securities of each applicable Portfolio then held by it hereunder and shall transfer to an account of the successor custodian all of the securities of each such Portfolio held in a Securities System.

             If no such successor custodian shall be appointed, the Custodian shall, in like manner, upon receipt of a certified copy of a vote of the Board of Trustees of the Trust, deliver at the office of the Custodian and transfer such securities, funds and other properties in accordance with such vote.

             In the event that no written order designating a successor custodian or certified copy of a vote of the Board of Trustees shall have been delivered to the Custodian on or before the date when such termination shall become effective, then the Custodian shall have the right to deliver to a bank or trust company, which is a "bank" as defined in the Investment Company Act of

1940, doing business in Boston, Massachusetts, of its own selection, having an aggregate capital, surplus, and undivided profits, as shown by its last published report, of not less than $25,000,000, all securities, funds and other properties held by the Custodian on behalf of each applicable Portfolio and all instruments held by the Custodian relative thereto and all other property held by it under this Contract on behalf of each applicable Portfolio and to transfer to an account of such successor custodian all of the securities of each such

Portfolio held in any Securities System. Thereafter, such bank or trust company shall be the successor of the Custodian under this Contract.

             In the event that securities, funds and other properties remain in the possession of the Custodian after the date of termination hereof owing to failure of the Trust to procure the certified copy of the vote referred to or of the Board of Trustees to appoint a successor custodian, the Custodian shall be entitled to fair compensation for its services during such period as the

Custodian retains possession of such securities, funds and other properties and the provisions of this Contract relating to the duties and obligations of the Custodian shall remain in full force and effect.

16.          Interpretive and Additional Provisions
             --------------------------------------

             In connection with the operation of this Contract, the Custodian and the Trust on behalf of each of the Portfolios, may from time to time agree on such provisions interpretive of or in addition to the provisions of this

Contract as may in their joint opinion be consistent with the general tenor of this Contract. Any such interpretive or additional provisions shall be in a writing signed by both parties and shall be annexed hereto, provided that no such interpretive or additional provisions shall contravene any applicable federal or state regulations or any provision of the Declaration of Trust of the

Trust. No interpretive or additional provisions made as provided in the preceding sentence shall be deemed to be an amendment of this Contract.

17.          Additional Portfolios
             ---------------------

             In the event that the Trust establishes one or more series of

Shares in addition to CIGNA International Stock Fund with respect to which it desires to have the Custodian render services as custodian under the terms hereof, it shall so notify the Custodian in writing, and if the Custodian agrees in writing to provide such services, such series of Shares shall become a

Portfolio hereunder.

18.          Massachusetts Law to Apply
             --------------------------

             This Contract shall be construed and the provisions thereof interpreted under and in accordance with laws of The Commonwealth of

Massachusetts.

19.          Prior Contracts
             ---------------

             This Contract supersedes and terminates, as of the date hereof, all prior contracts between the Trust on behalf of each of the Portfolios and the

Custodian relating to the custody of the Trust's assets.

20.          Trust Liability
             ---------------

             Copies of the Master Trust Agreement, as amended, establishing

CIGNA Institutional Funds Group (the "Trust") are on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this

Agreement is executed on behalf of the Trust by officers of the Trust as officers and not individually and that the obligations of or arising out of this

Agreement are not binding upon any of the Trustees, officers, shareholders,

employees or agents of the Trust individually but are binding only upon the assets and property of the Trust.

             IN WITNESS WHEREOF, each of the parties has caused this instrument to be executed in its name and behalf by its duly authorized representative and its seal to be hereunder affixed as of the 5th day of January, 1993.



ATTEST                                  CIGNA INSTITUTIONAL FUNDS GROUP

 /s/ Mark A. Chapleau                  By  /s/ Alfred A. Bingham III
-----------------------------------       --------------------------------------
   Secretary                                  Vice President and Treasurer




ATTEST                                  STATE STREET BANK AND TRUST COMPANY



 /s/ N. Stokes                          By  /s/ Ronald E. Logue
------------------------------------      --------------------------------------
   Assistant Secretary                         Senior Vice President

                                   Schedule A
                                   ----------

         The following foreign banking institutions and foreign securities depositories have been approved by the Board of Trustees of CIGNA Institutional Funds Group for use as sub-custodians for the CIGNA International Stock Fund's securities and other assets:


                   (Insert banks and securities depositories)






Certified:


--------------------------------
Trust's Authorized Officer


Date:
     ---------------------------

                   DATA ACCESS ADDENDUM TO CUSTODIAN AGREEMENT
                   -------------------------------------------


         AGREEMENT between each fund listed on Appendix A, (individually a "Fund" and collectively, the "Funds") as amended from time to time, and State Street Bank and Trust Company ("State Street").


                                    PREAMBLE

         WHEREAS, State Street has been appointed as custodian of certain assets of each Fund pursuant to a certain Custodian Agreement (the "Custodian Agreement") for each of the respective Funds;

         WHEREAS, State Street has developed and utilizes proprietary accounting and other systems, including State Street's proprietary Multicurrency HORIZON/R/ Accounting System, in its role as custodian of each Fund, and maintains certain Fund-related data ("Fund Data") in databases under the control and ownership of State Street (the "Data Access Services"); and

         WHEREAS, State Street makes available to each Fund certain Data Access Services solely for the benefit of the Fund, and intends to provide additional services, consistent with the terms and conditions of this Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and for other good and valuable consideration, the parties agree as follows:

1.       SYSTEM AND DATA ACCESS SERVICES

         a. System. Subject to the terms and conditions of this Agreement, State
            ------
Street hereby agrees to provide each Fund with access to State Street's Multicurrency HORIZON/R/ Accounting System and the other information systems (collectively, the "System") as described in Attachment A, on a remote basis for the purpose of obtaining reports, solely on computer hardware, system software and telecommunication links, as listed in Attachment B (the "Designated Configuration") of the Fund, or certain third parties approved by State Street that serve as investment advisors or investment managers (the "Investment Advisor") or independent auditors (the "Independent Auditors") of a Fund and solely with respect to the Fund or on any designated substitute or back-up equipment configuration with State Street's written consent, such consent not to be unreasonably withheld.

         b. Data Access Services. State Street agrees to make available to each
            --------------------
Fund the Data Access Services subject to the terms and conditions of this Agreement and data access operating standards and procedures as may be issued by State Street from time to time. The ability of each Fund to originate electronic instructions to State Street on behalf of each Fund in order to (i) effect the transfer or movement of cash or securities held under custody by State

Street or (ii) transmit accounting or other information (such transactions are referred to herein as "Client Originated Electronic Financial Instructions"), and (iii) access data for the purpose of reporting and analysis, shall be deemed to be Data Access Services for purposes of this Agreement.

         c. Additional Services. State Street may from time to time agree to
            -------------------
make available to a Fund additional Systems that are not described in the attachments to this Agreement. In the absence of any other written agreement concerning such additional systems, the term "System" shall include, and this Agreement shall govern, a Fund's access to and use of any additional System made available by State Street and/or accessed by the Fund.

2.       NO USE OF THIRD PARTY SOFTWARE

         State Street and each Fund acknowledge that in connection with the Data Access Services provided under this Agreement, each Fund will have access, through the Data Access Services, to Fund Data and to functions of State Street's proprietary systems; provided, however that in no event will the Fund have direct access to any third party systems-level software that retrieves data for, stores data from, or otherwise supports the System.

3.       LIMITATION ON SCOPE OF USE

         a. Designated Equipment: Designated Location.  The System and the Data
            -----------------------------------------
Access Services shall be used and accessed solely on and through the Designated Configuration at the offices of a Fund or the Investment Advisor or Independent Auditor located in Hartford/Bloomfield Connecticut ("Designated Location").

         b. Designated Configuration Trained Personnel. State Street shall be
            ------------------------------------------
responsible for supplying, installing and maintaining the Designated Configuration at the Designated Location. State Street and each Fund agree that each will engage or retain the services of trained personnel to enable both State Street and the Fund to perform their respective obligations under this Agreement. State Street agrees to use commercially reasonable efforts to maintain the System so that it remains serviceable, provided, however, that State Street does not guarantee or assure uninterrupted remote access use of the System.

         c. Scope of Use. Each Fund will use the System and the Data Access
            ------------
Services only for the processing of securities transactions, the keeping of books of account for the Fund and accessing data for purposes of reporting and analysis. Each Fund shall not, and shall cause its employees and agents not to
(i) permit any third party* to use the System or the Data Access Services, (ii) sell, rent, license or otherwise use the System or the Data Access Services in the operation of a service bureau or for any purpose other than as expressly authorized under this Agreement, (iii) use the System or the Data Access Services for any fund, trust or other investment vehicle without the prior written consent of State Street, (iv) allow access to the System or the Data Access Services through terminals or any other computer or telecommunications facilities located outside the Designated Locations, (v) allow

         *except its Investment Adviser
or cause any information (other than portfolio holdings, valuations of portfolio holdings, and other information reasonably necessary for the management or distribution of the assets of the Fund) transmitted from State Street's databases, including data from third party sources, available through use of the System or the Data Access Services to be redistributed or retransmitted to another computer, terminal or other device for other than use for or on behalf of the Fund or (vi) modify the System in any way, including without limitation, developing any software for or attaching any devices or computer programs to any equipment, system, software or database which forms a part of or is resident on the Designated Configuration.

         d. Other Locations. Except in the event of an emergency or of a planned
            ---------------
System shutdown, each Fund's access to services performed by the System or to Data Access Services at the Designated Location may be transferred to a different location only upon the prior written consent of State Street. In the event of an emergency or System shutdown, each Fund may use any back-up site included in the Designated Configuration or any other back-up site agreed to by State Street, which agreement will not be unreasonably withheld. Each Fund may secure from State Street the right to access the System or the Data Access Services through computer and telecommunications facilities or devices complying with the Designated Configuration at additional locations only upon the prior written consent of State Street and on terms to be mutually agreed upon by the parties.

         e. Title. Title and all ownership and proprietary rights to the System,
            -----
including any enhancements or modifications thereto, whether or not made by State Street, are and shall remain with State Street.

         f. No Modification. Without the prior written consent of State Street,
            ---------------
a Fund shall not modify, enhance or otherwise create derivative works based upon the System, nor shall the Fund reverse engineer, decompile or otherwise attempt to secure the source code for all or any part of the System.

         g. Security Procedures. Each Fund shall comply with data access
            -------------------
operating standards and procedures and with user identification or other password control requirements and other security procedures as may be issued from time to time by State Street for use of the System on a remote basis and to access the Data Access Services. Each Fund shall have access only to the Fund Data and authorized transactions agreed upon from time to time by State Street and, upon notice from State Street, the Fund shall discontinue remote use of the System and access to Data Access Services for any security reasons cited by State Street; provided, that, in such event, State Street shall, for a period not less than 180 days (or such other shorter period specified by the Fund) after such discontinuance, assume responsibility to provide accounting services under the terms of the Custodian Agreement.

         h. Inspections. State Street shall have the right to inspect the use of
            -----------
the System and the Data Access Services by the Fund and the Investment Advisor to ensure compliance with this Agreement. The on-site inspections shall be upon prior written notice to Fund and the Investment Advisor and at reasonably convenient times and frequencies so as not to result in an unreasonable disruption of the Fund's or the Investment Advisor's business.

 4.      PROPRIETARY INFORMATION

         a. Proprietary Information. Each Fund acknowledges and State Street
            -----------------------
represents that the System and the databases, computer programs, screen formats, report formats, interactive design techniques, documentation and other information made available to the Fund by State Street as part of the Data Access Services and through the use of the System constitute copyrighted, trade secret, or other proprietary information of substantial value to State Street, Any and all such information provided by State Street to each Fund shall be deemed proprietary and confidential information of State Street (hereinafter "Proprietary Information"). Each Fund agrees that it will hold such Proprietary Information in confidence and secure and protect it in a manner consistent with its own procedures for the protection of its own confidential information and to take appropriate action by instruction or agreement with its employees who are permitted access to the Proprietary Information to satisfy its obligations hereunder. Each Fund further acknowledges that State Street shall not be required to provide the Investment Advisor or the Investment Auditor with access to the System unless it has first received from the Investment Advisor of the Investment Auditor an undertaking with respect to State Street's Proprietary Information in the form of Attachment C and/or Attachment C-1 to this Agreement. Each Fund shall use all commercially reasonable efforts to assist State Street in identifying and preventing any unauthorized use, copying or disclosure of the Proprietary Information or any portions thereof or any of the logic, formats or designs contained therein.

         b. Cooperation. Without limitation of the foregoing, each Fund shall
            -----------
advise State Street immediately in the event the Fund learns or has reason to believe that any person to whom the Fund has given access to the Proprietary Information, or any portion thereof, has violated or intends to violate the terms of this Agreement, and each Fund will, at its expense, co-operate with State Street in seeking injunctive or other equitable relief in the name of the Fund or State Street against any such person.

         c. Injunctive Relief. Each Fund acknowledges that the disclosure of any
            -----------------
Proprietary Information, or of any information which at law or equity ought to remain confidential, will immediately give rise to continuing irreparable injury to State Street inadequately compensable in damages at law. In addition, State Street shall be entitled to obtain immediate injunctive relief against the breach or threatened breach of any of the foregoing undertakings, in addition to any other legal remedies which may be available.

         d. Survival. The provisions of this Section 4 shall survive the
            --------
termination of this Agreement.



5.       LIMITATION ON LIABILITY

         a. Limitation on Amount and Time for Bringing Action. Each Fund agrees
            -------------------------------------------------
any liability of State Street to the Fund or any third party arising out of State Street's provision of Data Access Services or the System under this Agreement shall be limited to the amount paid by the Fund for the preceding 24 months for such services. In no event shall State Street be liable to the Fund or any other party for any special, indirect, punitive or consequential damages even if advised of the possibility of such damages. No action, regardless of form, arising out of this Agreement may be brought by the Fund more than two years after the Fund has knowledge that the cause of action has arisen.

         b. NO OTHER WARRANTIES, WHETHER EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, ARE MADE BY STATE STREET. IN NO EVENT WILL STATE STREET BE LIABLE TO THE FUND OR ANY OTHER PARTY FOR ANY CONSEQUENTIAL OR INCIDENTAL DAMAGES WHICH MAY ARISE FROM THE FUND'S ACCESS TO THE SYSTEM OR USE OF INFORMATION OBTAINED THEREBY.

         c. Third-Party Data. Organizations from which State Street may obtain
            ----------------
certain data included in the System or the Data Access Services are solely responsible for the contents of such data, and State Street shall have no liability for claims arising out of the contents of such third-party data, including, but not limited to, the accuracy thereof.

         d. Regulatory Requirements. As between State Street and each Fund, the
            -----------------------
Fund shall be solely responsible for the accuracy of any accounting statements or reports produced using the Data Access Services and the System and the conformity thereof with any requirements of law.

         e. Force Majeure. Neither State Street or a Fund shall be liable for
            -------------
any costs or damages due to delay or nonperformance under this Agreement arising out of any cause or event beyond such party's control, including without limitation, cessation of services hereunder or any damages resulting therefrom to the other party, or the Fund as a result of work stoppage, power or other mechanical failure, computer virus, natural disaster, governmental action, or communication disruption.

6.       INDEMNIFICATION

         Each Fund agrees to indemnify and hold State Street harmless from any loss, damage or expense including reasonable attorney's fees, (a "loss") suffered by State Street arising from (i) the negligence or willful misconduct in the use by the Fund of the Data Access Services or the System, including any loss incurred by State Street resulting from a security breach at the Designated Location or committed by the Fund's employees or agents or the Investment Advisor or the Independent Auditor of the Fund and (ii) any loss resulting from incorrect Client Originated Electronic Financial Instructions. State Street shall be entitled to rely on the validity and authenticity of Client Originated Electronic Financial Instructions without undertaking any further inquiry as long as such instruction is undertaken in conformity with security procedures established by State Street from time to time.

7.       FEES

         Fees and charges for the use of the System and the Data Access Services and related payment terms shall be as set forth in the Custody Fee Schedule in effect from time to time between the parties (the "Fee Schedule"). Any tariffs, duties or taxes imposed or levied by any government or governmental agency by reason of the transactions contemplated by this Agreement, including, without limitation, federal, state and local taxes, use, value added and personal property taxes (other than income, franchise or similar taxes which may be imposed or assessed against State Street) shall be borne by each Fund. Any claimed exemption from such tariffs, duties or taxes shall be supported by proper documentary evidence delivered to State Street.

8.       TRAINING, IMPLEMENTATION AND CONVERSION

         a. Training. State Street agrees to provide training, at a designated
            --------
State Street training facility or at the Designated Location, to the Fund's personnel in connection with the use of the System on the Designated Configuration. Each Fund agrees that it will set aside, during regular business hours or at other times agreed upon by both parties, sufficient time to enable all operators of the System and the Data Access Services, designated by the Fund, to receive the training offered by State Street pursuant to this Agreement.

         b. Installation and Conversion. State Street shall be responsible for
            ---------------------------
the technical installation and conversion ("Installation and Conversion") of the Designated Configuration. Each Fund shall have the following responsibilities in connection with Installation and Conversion of the System:

         (i) The Fund shall be solely responsible for the timely acquisition and maintenance of the hardware and software that attach to the Designated Configuration in order to use the Data Access Services at the Designated Location.

         (ii) State Street and the Fund each agree that they will assign qualified personnel to actively participate during the Installation and Conversion phase of the System implementation to enable both parties to perform their respective obligations under this Agreement.

9.       SUPPORT

         During the term of this Agreement, State Street agrees to provide the support services set out in Attachment D to this Agreement.

10.      TERM OF AGREEMENT

         a. Term of Agreement. This Agreement shall become effective on the date
            -----------------
of its execution by State Street and shall remain in full force and effect until terminated as herein provided.

         b. Termination of Agreement. Any party may terminate this Agreement (i)
            ------------------------
for any reason by giving the other parties at least one-hundred and eighty days' prior written notice in the case of notice of termination by State Street to the Fund or thirty days' notice in the case of notice from the Fund to State Street of termination; or (ii) immediately for failure of the other party to comply with any material term and condition of the Agreement by giving the other party written notice of termination. In the event the Fund shall cease doing business, shall become subject to proceedings under the bankruptcy laws (other than a petition for reorganization or similar proceeding) or shall be adjudicated bankrupt, this Agreement and the rights granted hereunder shall, at the option of State Street, immediately terminate with notice to the Fund. Termination of this Agreement with respect to any given Fund shall in no way affect the continued validity of this Agreement with respect to any other Fund. This Agreement shall in any event terminate as to any Fund within 90 days after the termination of the Custodian Agreement applicable to such Fund.

         c. Termination of the Right to Use. Upon termination of this Agreement
            -------------------------------
for any reason, any right to use the System and access to the Data Access Services shall terminate and the Fund shall immediately cease use of the System and the Data Access Services. Immediately upon termination of this Agreement for any reason, the Fund shall return to State Street all copies of documentation and other Proprietary Information in its possession; provided, however, that in the event that either State Street or the Fund terminates this Agreement or the Custodian Agreement for any reason other than the Fund's breach, State Street shall provide the Data Access Services for a period of time and at a price to be agreed upon by State Street and the Fund.

11.      MISCELLANEOUS

         a. Assignment: Successors. This Agreement and the rights and
            ----------------------
obligations of each Fund and State Street hereunder shall not be assigned by any party without the prior written consent of the other parties, except that State Street may assign this Agreement to a successor of all or a substantial portion of its business, or to a party controlling, controlled by, or under common control with State Street.

         b. Survival. All provisions regarding indemnification, warranty,
            --------
liability and limits thereon, and confidentiality and/or protection of proprietary rights and trade secrets shall survive the termination of this Agreement.

         c. Entire Agreement. This Agreement and the attachments hereto
            ----------------
constitute the entire understanding of the parties hereto with respect to the Data Access Services and the use of the System and supersedes any and all prior or contemporaneous representations or agreements, whether oral or written, between the parties as such may relate to the Data Access Services or the System, and cannot be modified or altered except in a writing duly executed by the parties. This Agreement is not intended to supersede or modify the duties and liabilities of the parties hereto under the Custodian Agreement or any other agreement between the parties hereto except to the extent that any such agreement specifically refers to the Data Access Services or the System. No single waiver or any right hereunder shall be deemed to be a continuing waiver.

         d. Severability. If any provision or provisions of this Agreement shall
            ------------
be held to be invalid, unlawful, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired.

         e. Governing Law. This Agreement shall be interpreted and construed in
            -------------
accordance with the internal laws of The Commonwealth of Massachusetts without regard to the conflict of laws provisions thereof.

                  IN WITNESS WHEREOF, each of the undersigned Funds severally has caused this Agreement to be duly executed in its name and through its duly authorized officer as of the date hereof.



                                 STATE STREET BANK AND TRUST
                                 COMPANY


                                 By:  /s/ Ronald E. Logue
                                    ------------------------------------

                                 Title:   Executive Vice President
                                       ---------------------------------

                                 Date:
                                      ----------------------------------


                                 EACH FUND LISTED, ON APPENDIX A


                                 By:  /s/  Alfred A. Bingham III
                                    ------------------------------------

                                 Title: Vice President and Treasurer
                                       ---------------------------------

                                 Date:  8/18/97
                                      ----------------------------------


                     COPIES OF THE MASTER TRUST AGREEMENT ESTABLISHING THE TRUST ARE ON FILE WITH THE SECRETARY OF THE COMMONWEALTH OF MASSACHUSETTS, AND NOTICE IS HEREBY GIVEN THAT THIS DOCUMENT IS EXECUTED ON BEHALF OF THE TRUST BY AN OFFICER OF THE TRUST AS AN OFFICER OF THE TRUST AND NOT INDIVIDUALLY AND THAT ANY OBLIGATIONS OF OR ARISING OUT OF THIS DOCUMENT ARE NOT BINDING UPON ANY OF THE TRUSTEES, OFFICERS, SHAREHOLDERS, EMPLOYEES OR AGENT OF THE TRUST INDIVIDUALLY, BUT ARE BINDING ONLY UPON THE ASSETS AND PROPERTY OF THE TRUST.

                                   APPENDIX A



CIGNA Funds Group
CIGNA High Income Shares
CIGNA Institutional Funds Group
CIGNA Variable Products Group
INA Investment Securities, Inc.

                                  ATTACHMENT A



                    Multicurrency HORIZON/R/ Accounting System
                           System Product Description
                           --------------------------


1. The Multicurrency HORIZON/R/ Accounting System is designed to provide lot level portfolio and general ledger accounting for SEC and ERISA type requirements and includes the following services: 1) recording of general ledger entries; 2) calculation of daily income and expense; 3) reconciliation of daily activity with the trial balance, and 4) appropriate automated feeding mechanisms to (i) domestic and international settlement systems, (ii) daily, weekly and monthly evaluation services, (iii) portfolio performance and analytic services,
(iv) Fund's internal computing systems and (v) various State Street provided information services products.

II.  GlobalQuest/R/ GlobalQuest/R/ is designed to provide Fund access to the
     -----------
following information maintained on The Multicurrency HORIZON/R/ Accounting
System: 1) cash transactions and balances; 2) purchases and sales; 3) income receivables; 4) tax refund receivables; 5) daily priced positions; 6) open trades; 7) settlement status; 8) foreign exchange transactions; 9) trade history; and 10) daily, weekly and monthly evaluation services.

ATTACHMENT B                                                       ADVISOR

                                                               CIGNA INVESTMENT
                                                                MANAGEMENT, INC.
-------------------
STATE STREET                                           [PC GRAPHIC APPEARS HERE]
  BANK AND
     TRUST
  COMPANY

 MULTICURRENCY                Software is installed for access.
 HORIZON/R/ AND               Click on icon for access.
 GLOBALQUEST/R/
-------------------



CIGNA FUNDS
DIAL UP ACCESS
CONFIGURATION

                                  ATTACHMENT C



                                   Undertaking

         The undersigned understands that in the course of employment as Investment Advisor to each fund listed on Appendix A (individually a, "Fund", collectively, the "Funds"), as amended from time to time, it will have access to State Street Bank and Trust Company's ("State Street") Multicurrency/R/ Accounting System and other information systems (collectively, the "System").

         The undersigned acknowledges that the System and the databases, computer programs, screen formats, report formats, interactive design techniques, documentation, and other information made available to the Undersigned by State Street as part of the Data Access Services provided to the Fund and through the use of the System constitute copyrighted, trade secret, or other proprietary information of substantial value to State Street. Any and all such information provided by State Street to the Undersigned shall be deemed proprietary and confidential information of State Street (hereinafter "Proprietary Information"). The Undersigned agrees that it will hold such Proprietary Information in confidence and secure and protect it in a manner consistent with its own procedures for the protection of its own confidential information and to take appropriate action by instruction or agreement with its employees who are permitted access to the Proprietary Information to satisfy its obligations hereunder.

         The Undersigned will not attempt to intercept data, gain access to data in transmission, or attempt entry into any system or files for which it is not authorized. It will not intentionally adversely affect the integrity of the System through the introduction of unauthorized code or data, or through unauthorized deletion.

         Upon notice by State Street for any reason, any right to use the System and access to the Data Access Services shall terminate and the Undersigned shall immediately cease use of the System and the Data Access Services. Immediately upon notice by State Street for any reason, the Undersigned shall return to State Street all copies of documentation and other Proprietary Information in its possession.


                                           CIGNA INVESTMENTS, INC


                                           By:  /s/ Alfred A. Bingham III
                                              ----------------------------------

                                           Title:   Assistant Vice President
                                                 -------------------------------

                                           Date:    10/31/97
                                                --------------------------------

                                 ATTACHMENT C- I

                                   Undertaking

               The undersigned understands that in the course of its employment as Independent Auditor to each fund listed on Appendix A (individually a, "Fund", collectively, the "Funds"), as amended from time to time, it will have access to State Street Bank and Trust Company's ("State Street") Multicurrency HORIZON/R/ Accounting System and other information systems (collectively, the "System").

               The undersigned acknowledges that the System and the databases, computer programs, screen formats, report formats, interactive design techniques, documentation, and other information made available to the Undersigned by State Street as part of the Data Access Services provided to the Fund and through the use of the System constitute copyrighted, trade secret, or other proprietary information of substantial value to State Street. Any and all such information provided by State Street to the Undersigned shall be deemed proprietary and confidential information of State Street (hereinafter "Proprietary Information"). The Undersigned agrees that it will hold such Proprietary Information in confidence and secure and protect it in a manner consistent with its own procedures for the protection of its own confidential information and to take appropriate action by instruction or agreement with its employees who are permitted access to the Proprietary Information to satisfy its obligations hereunder.

               The Undersigned will not attempt to intercept data, gain access to data in transmission, or attempt entry into any system or files for which it is not authorized. It will not intentionally adversely affect the integrity of the System through the introduction of unauthorized code or data, or through unauthorized deletion.

               Upon notice by State Street for any reason, any right to use the System and access to the Data Access Services shall terminate and the Undersigned shall immediately cease use of the System and the Data Access Services. Immediately upon notice by State Street for any reason, the Undersigned shall return to State Street all copies of documentation and other Proprietary Information in its possession.



                                        [Independent Auditor]

                                        By:  /s/ Price Waterhouse LLP
                                           -------------------------------------

                                        Title:
                                              ----------------------------------

                                        Date:    11/5/97
                                             -----------------------------------

                                  ATTACHMENT D
                                     Support

           During the term of this Agreement, State Street agrees to provide the following on-going support services:

           a. Telephone Support. The Fund Designated Persons may contact State
              -----------------
Street's HORIZON/R/ Help Desk and Fund Assistance Center between the hours of 8 a.m. and 6 p.m. (Eastern time) on all business days for the purpose of obtaining answers to questions about the use of the System, or to report apparent problems with the System. From time to time, the Fund shall provide to State Street a list of persons, not to exceed five in number, who shall be permitted to contact State Street for assistance (such persons being referred to as "the Fund Designated Persons").

           b. Technical Support. State Street will provide technical support to
              -----------------
assist the Fund in using the System and the Data Access Services. The total amount of technical support provided by State Street shall not exceed 10 resource days per year. State Street shall provide such additional technical support as is expressly set forth in the fee schedule in effect from time to time between the parties (the "Fee Schedule"). Technical support, including during installation and testing, is subject to the fees and other terms set forth in the Fee Schedule.

           c. Maintenance Support. State Street shall use commercially
              -------------------
reasonable efforts to correct system functions that do not work according to the System Product Description as set forth on Attachment A in priority order in the next scheduled delivery release or otherwise as soon as is practicable.

           d. System Enhancements. State Street will provide to the Fund any
              -------------------
enhancements to the System developed by State Street and made a part of the System; provided that, sixty (60) days prior to installing any such enhancement, State Street shall notify the Fund and shall offer the Fund reasonable training on the enhancement. Charges for system enhancements shall be as provided in the Fee Schedule. State Street retains the right to charge for related systems or products that may be developed and separately made available for use other than through the System.

           e. Custom Modifications. In the event the Fund desires custom
              --------------------
modifications in connection with its use of the System, the Fund shall make a written request to State Street providing specifications for the desired modification. Any custom modifications may be undertaken by State Street in its sole discretion in accordance with the Fee Schedule.

           f. Limitation on Support. State Street shall have no obligation to
              ---------------------
support the Fund's use of the System: (1) for use on any computer equipment or telecommunication facilities which does not conform to the Designated Configuration or (ii) in the event the Fund has modified the System in breach of this Agreement.

                                                [STATE STREET LOGO APPEARS HERE]

                       STATE STREET BANK AND TRUST COMPANY

                             Custodian Fee Schedule

                                   CIGNA FUNDS

                             EFFECTIVE JULY 1, 1992

--------------------------------------------------------------------------------


I.        ADMINISTRATION
          --------------

          Custody,  Portfolio and Fund Accounting  Service - Maintain custody of
          ------------------------------------------------
          fund assets. Settle portfolio purchases and sales. Report buy and sell fails. Determine and collect portfolio income. Make cash disbursements and report cash transactions. Maintain investment ledgers, provide selected portfolio transactions, position and income reports. Maintain general ledger and capital stock accounts. Prepare daily trial balance. Calculate net asset value daily. Provide selected general ledger reports.

          The administration fee shown below is an annual charge, billed and payable monthly, based on average monthly net assets.

                                                   Custody, Portfolio
          Fund Net Assets                          and Fund Accounting
          ---------------                          -------------------

          First $20 Million                        1/10 of 1%
          Next $80 Million                         1/30 of 1%
          Excess                                   1/100 of 1%

          Minimum Monthly Charges - Domestic Portfolio        $1,000
                                  - International Portfolio   $2,000**

*        New Fund Phase In - No Base Fee on new domestic funds for months 1-3.

* The administration fee for international funds reflects portfolio and fund accounting services only. Custody fees are listed separately in
         Section II.

 II.    Global Custody
        --------------

          Includes: Maintaining custody of fund assets. Settling portfolio purchases and sales. Reporting buy and sell fails. Determining and collecting portfolio income. Making cash disbursements and reporting cash transactions. Monitoring corporate actions. Withholding foreign taxes. Filing foreign tax reclaims.

A.        Holding Fees (basis points per portfolio per annum):
          ------------


Group I                       Group II            Group III              Group IV            Group V              Group VI
-------                       --------            ---------              --------            -------              --------
Denmark                       Australia           Austria                Belgium             Hong Kong            Argentina
Euroclear                     Canada              Ireland                Finland             Italy                Brazil
Germany                       France              Netherlands            Indonesia           Spain                Chile
Japan                         Norway              Singapore              Malaysia            Thailand             Greece
New Zealand                   U. Kingdom          Switzerland            Sweden                                   Mexico
                                                                                                                  Philippines
                                                                                                                  Turkey





                                           GROUP        GROUP         GROUP        GROUP          GROUP         GROUP
                                USA          I           II           III           IV              V            VI
                                ---          -           --           ---           --              -            --
First $ 50 Million              3.0          7.0         9.0           11.0         14.0           20.0          30.0
Next $50 Million                2.0          6.0         8.0           10.0         13.0           18.0          30.0
Over $100 Million               1.0          5.0         7.0            8.0         11.0           15.0          30.0



B.      TRANSACTION CHARGES (US dollars):


USA- See                Group I           Group II                Group III         Group IV             Group V          GROUP VI
---                     -------           --------                ---------         --------             -------          --------
itemized
fee schedule            $30               $60                     $75               $100                 $125             Greece*-
                        Canada            Austria                 Australia         Argentina            Indonesia        20 basis
                        Euroclear         Chile                   Brazil            Belgium              Philippines      pts per
                        Germany           Hong Kong               Ireland           Denmark                               settlement
                        Japan             Italy                   Mexico            Finland                               min $10.00
                                          Netherlands             Spain             France                                Portugal-
                                          Switzerland             Sweden            New Zealand                           Turkey*-
                                          United Kingdom          Sweden            Norway                                .50 per
                                                                  Thailand          Singapore                             security
                                                                                                                          settled
                                                                                                                          max $7,500
                                                                                                                          min $250



*Transaction charge waived if brokerage provided by National Securities Company.

III.    Portfolio Trades
        ----------------

             For each line item processed:

             State Street Bank Repos                                      $ 7.00
             DTC or Fed Book Entry                                        $15.00
             New York Physical Settlements                                $30.00
             All other trades                                             $16.00
             Boston Book Entry                                            $20.00
             Maturity Collections                                         $ 8.00

 IV.         Options
             -------

             Option charge for each option written or
             closing contract, per issue, per broker                      $25.00

             Option expiration charge, per issue, per broker              $15.00

             Option exercised charge, per issue, per broker               $15.00


  V.         Lending-of Securities
             ---------------------

             Deliver loaned securities versus cash
             collateral                                                   $20.00

             Deliver loaned securities versus securities
             collateral                                                   $30.00

             Receive/deliver additional cash collateral                   $ 6.00

             Substitutions of securities collateral                       $30.00

             Deliver cash collateral versus receipt of
             loaned securities                                            $15.00

             Deliver securities collateral versus receipt
             of loaned securities                                         $25.00

             Loan administration -- mark-to-market per
             day, per loan                                                $ 3.00

 VI.         Interest Rate Futures
             ---------------------

             Transactions -- no security movement                         $ 8.00

VII.         Coupon Bonds
             ------------

             Monitoring for calls and processing coupons --
             for each coupon issue held -- monthly charge                 $ 5.00

VIII.     Holdings Charge
          ---------------

          For each issue maintained -- monthly charge                     $ 5.00

  IX.     Principal Reduction Payments
          ----------------------------

          Per Paydown                                                     $10.00


   X.     Dividend Charges (For items held at the Request
          ----------------
          of Traders over record date in street form)                     $75.00


  XI.     Special Services
          ----------------

          Fees for activities of a non-recurring nature such as fund consolidations or reorganizations, extraordinary security shipments and the preparation of special reports will be subject to negotiation. Fees for tax accounting/recordkeeping for options, financial futures, and other special items will be negotiated separately.

XII.      Out-of-Pocket Expenses
          ----------------------

          A billing for the recovery of applicable out-of-pocket expenses will be made as of the end of each month. Out-of-pocket expenses include, but are not limited to the following:

            Telephone
            Wire Charges ($4.75 per wire in and $4.55 out)
            Postage and Insurance
            Courier Service
            Duplicating
            Legal Fees
            Supplies Related to Fund Records
            Rush Transfer -- $8.00 Each
            Transfer Fees
            Sub-custodian Charges
            Price Waterhouse Audit Letter
            Federal Reserve Fee for Return Check items over $2,500 - $4.25 GNMA Transfer - $15 each
            Rapicom lease and supplies

XIII.     Payment
          -------

          The above fees are expected to be paid within 30 days of receipt of invoice.

CIGNA INSTITUTIONAL FUNDS GROUP
-------------------------------

CIGNA International Stock Fund

CIGNA Annuity Funds Group
-------------------------

CIGNA Annuity Money Market Fund
CIGNA Annuity Income Fund
CIGNA Annuity Equity Fund
CIGNA Annuity Growth & Income Fund
CIGNA Annuity Aggressive Equity Fund


CIGNA Variable Products Group
-----------------------------

CIGNA Companion Fund

INA Investment Securities, Inc.
CIGNA High Income Shares

Copies of the Master Trust Agreements establishing CIGNA Institutional Funds Group, CIGNA Annuity Funds Group, CIGNA Variable Products Group and CIGNA High Income Shares (the "Trusts"), are on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this agreement is executed on behalf of Trusts by an officer of the Trusts, as an officer and not individually, and that the obligations of or arising out of this agreement are not binding upon any of the trustees, officers, shareholders, employees, agents or any subsequent series of the Trusts, either individually or collectively, but are binding only upon the assets or property of the series of the Trusts listed above.



For each of the above:

CIGNA FUNDS                                   STATE STREET BANK AND TRUST CO


By: /s/ Alfred A. Bingham III                 By: /s/ Maureen T. Corcoran
   ----------------------------------            -------------------------------

Title: Vice President                         Title: Vice President
      -------------------------------               ----------------------------

Date: 11/19/90                                Date: 11/19/90
     --------------------------------              -----------------------------